Exhibit 10.127

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (the “Amendment”) is made and entered into as of the 24th day of September, 2015, by and between GEORGETOWN HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Lessor”) and BLUE RIDGE IN GEORGETOWN, LLC, a South Carolina limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, Lessor and Tenant are parties to that certain lease dated February 27, 2015, as amended pursuant to that certain First Amendment to Lease Agreement dated March 20, 2015 (as amended, the “Lease”), whereby Tenant leased certain improved property located at 2175 South Island Road, Georgetown, South Carolina 29440; and

WHEREAS, Lessor and Tenant desire to further amend the Lease as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and benefits flowing between the parties, Lessor and Tenant, intending to be legally bound, do hereby covenant and agree as follows:

1.Capitalized Terms. Unless otherwise defined herein, all capitalized words and phrases used herein shall have the same meanings ascribed to them in the Lease.

2.Base Rent. Section 2.1(a) of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

2.1     Base Rent.
(a)    Lease Year One. Commencing on October 1, 2015, Base Rent shall be Twenty-Six Thousand and 00/100 Dollars ($26,000.00) per month.
3.Agreement in Effect. Except as herein specifically provided, all other terms and provisions of the Lease shall remain in full force and effect, and are hereby ratified and reaffirmed by the parties.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LESSOR:

GEORGETOWN HC&R PROPERTY
HOLDINGS, LLC,
a Georgia limited liability company

By:    /s/ William McBride
Name:    William McBride
Title:    Manager

LESSEE:

BLUE RIDGE IN GEORGETOWN, LLC,
a South Carolina limited liability company

By:    /s/ Levi Rudd
Name:    Levi Rudd
Title:    CEO

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